SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                       January 6, 2004 (January 6, 2004)

                             LASERSIGHT INCORPORATED
              ----------------------------------------------------
              Exact name of registrant as specified in its charter

                                    Delaware
                  --------------------------------------------
                  State or other jurisdiction of incorporation

               0-19671                                    65-0273162
       ----------------------                         ------------------
       Commission File Number                           I.R.S. Employer
                                                      Identification No.

                 6848 Stapoint Court, Winter Park, Florida 32792
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                     Address of Principal Executive offices

       Registrant's telephone number, including area code: (407) 678-9900


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Item 5. Other Events and Regulation FD Disclosure

LaserSight Incorporated issued a press release dated January 6, 2004 related to Lawsuit Proceeds, Bankruptcy Operating Report, Bankruptcy Reorganization Plan and other pending matters.

Item 7. Financial Statements and Exhibits.

      (a)   Financial statements:

            Not applicable.

      (b)   Pro forma financial information:

            Not applicable.

      (c)   Exhibits:

            Exhibit 99  Press release dated January 6, 2004

Item 9. Regulation FD Disclosure

On November 20, 2003, the Company filed its monthly operating report for the period October 1, 2003 through October 31, 2003 (the "Operating Report") and on December 19, 2003 filed its monthly operating report for the period November 1, 2003 through November 30, 2003; with the U.S. Bankruptcy Court for the Middle District of Florida - Orlando Division - the (Bankruptcy Court"). Copies of the operating report may be obtained from the Bankruptcy Court's website located at http://www.flmp.uscourts.gov/.

                    Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this
Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

           Cautionary Statement Regarding Financial and Operating Data

The Operating Report contains financial statements and other financial information that have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Operating report is in a format prescribed by applicable bankruptcy laws and should not be used for investment purposes. The Operating Report contains information for periods different from those required in the Company's reports pursuant to the Exchange Act, and that information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Operating Report should not be viewed as indicative of future results.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 LaserSight Incorporated

Date: January 06, 2004                       By: /s/ Danghui ("David") Liu
                                                 -------------------------------
                                                 Danghui ("David") Liu
                                                 Interim Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit 99  Press release dated January 6, 2004.